ANNUAL REPORT

1996
1996
1996
1996
1996

SMITH BARNEY
MASSACHUSETTS
MUNICIPALS
FUND

-----------------
November 30, 1996

[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing For Your Future.
        Every Day.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Massachusetts Municipals Fund for the year ended November 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow in the annual report.

For the year ended November 30, 1996, the Class A shares of the Massachusetts Municipals Fund had a total return of 5.65%. This compares favorably to the average return of 5.03% for Massachusetts tax-exempt funds as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.) Over the twelve-month period covered by this report, the Fund distributed dividends totaling $0.672 per share for Class A shares; based on its net asset value (NAV) of $12.99 as of November 30, 1996, this equates to an annualized distribution rate of 5.17%. For a Massachusetts resident in the combined federal and state income tax bracket of 48%, the tax free yield of 5.17% is equivalent to a taxable yield of 9.94%.

Market and Economic Overview

Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The national unemployment rate has fallen from around 7.50% in 1992, to just over 5.00% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board (the Fed) would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated, fears of inflation subsided, and interest rates broke out of the trading range of 6.75% to 7.20% that had existed since April. As of November 30, 1996, the yield on the 30-year Treasury was 6.36%. The recent bond market rally was fueled by data that seem to suggest inflation is virtually non-existent in the U.S. economy, as well as the announcement that the Fed left rates unchanged at its most recent Federal Open Market Committee meeting.

Municipal bond yields have also declined recently as many investors became comforted by the fact that any radical tax reform that could have resulted from the November elections was purely political rhetoric. Looking ahead into 1997, we believe that any future tax reform will be moderate at best. While some may say that municipal bonds are now "rich" relative to Treasuries, as opposed to being "inexpensive" throughout the first half of the year, we disagree. In our view, municipal bonds are now more fairly priced relative to Treasuries.

Massachusetts Economic Highlights

Massachusetts, as well as the rest of the Northeast, has not enjoyed the same robust economic growth that the rest of the U.S. has experienced over the past six years. However, the Commonwealth has made progress over the past few years. For example, the unemployment rate in Massachusetts dropped to 3.90% in November, while the national rate was 5.30%. In fact, the Commonwealth's unemployment rate has been below the U.S. rate for 38 of the last 42 months. Moreover, Massachusetts is one of the only states that has an unemployment rate of under 4.00%. In addition, job creation remains strong in Massachusetts within the high-tech services and the Commonwealth has the best technology-related resources and workers in the nation.

With Governor William Weld remaining in office, after losing the November election for U.S. senator, we believe that there will be no major policy changes in Massachusetts, and bond issuance will continue to be low. An important point worth mentioning is that Middlesex County recently defaulted on a note that it had issued on behalf of Middlesex Hospital. We fortunately do not have any exposure to Middlesex County or Middlesex Hospital bonds. While the future outcome of the situation is still uncertain, we believe this is a clear example of the importance of conservative, professional investment management in managing your tax-exempt investments.

Fund's Investment Strategy

The Massachusetts Municipals Fund's investment strategy continues to focus on higher coupon bonds in order to maintain an attractive level of dividend income exempt from Federal and Massachusetts State income taxes. In addition, we strive to maintain a high quality portfolio. The Fund has over 96% of its assets invested in investment grade securities, of which approximately 54% are rated triple-A. As of November 30, 1996 the majority of the Fund's assets were allocated among the following types of municipal bond issues: hospital bonds (22.5%), general obligation bonds (21.8%), education bonds (17.7%) and housing bonds (13.6%). The Fund's average weighted maturity as of November 30, 1996 was approximately 21 years.

Municipal Bond Market Outlook

Throughout 1995 and 1996, the supply of new municipal bond issues was low relative to the number of bonds that were retired. Going forward, the calling and maturing of municipal bonds will begin to slow down, but the market in our view will not see a large increase in municipal bond issuance. However, during the recent November elections, 90% of bond issues that were ballot initiatives were approved, as opposed to the 50% approval rate of two years ago. Therefore, at some point in time, we believe an increase in municipal bond issuance will occur, but not at the levels seen in years past. Nevertheless, we believe that supply and demand trends should remain intact over the next couple of years.

In our opinion, another factor that could have a future impact on the bond markets, is the "Boskin Commission's" recent report on the Consumer Price Index
(CPI). The report suggests that the U.S. government has overstated the annual inflation rate by approximately 1.1%, and recommends that the best approach to improve the CPI might be through legislative action. If Congress and the administration take steps to improve the accuracy of the CPI, we believe it will be positive for the bond markets which tend to perform better in a lower-inflation environment.

On a short-term basis, we expect to see the recent bond market rally to continue, at least into the first quarter of 1997. In our view, the Fed should remain on the sidelines for now, but may be compelled to raise short-term interest rates during the first quarter of 1997, if the fourth quarter U.S. economic numbers show any signs of inflation.

In closing, thank you for investing in the Smith Barney Massachusetts Municipals Fund. We look forward to continuing to help you achieve your financial goals.


Sincerely,


/s/Heath B. McLendon                /s/Lawrence T. McDermott

Heath B. McLendon                   Lawrence T. McDermott
Chairman and                        Vice President and
Chief Executive Officer             Investment Officer

December 20, 1996

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                        -------------------------
                        Beginning           End           Income          Capital Gain      Return         Total
Year Ended               of Year          of Year        Dividends        Distributions   of Capital      Returns(1)
====================================================================================================================
11/30/96                $12.96            $12.99           $0.67              $0.00         $0.00           5.65%
--------------------------------------------------------------------------------------------------------------------
11/30/95                 11.35             12.96            0.69               0.00          0.00          20.73
--------------------------------------------------------------------------------------------------------------------
11/30/94                 13.26             11.35            0.70               0.06          0.00          (9.07)
--------------------------------------------------------------------------------------------------------------------
11/30/93                 12.63             13.26            0.74               0.07          0.00          11.74
--------------------------------------------------------------------------------------------------------------------
11/30/92                 12.28             12.63            0.77               0.04          0.04          10.06
--------------------------------------------------------------------------------------------------------------------
11/30/91                 11.81             12.28            0.84               0.00          0.01          11.57
--------------------------------------------------------------------------------------------------------------------
11/30/90                 12.11             11.81            0.85               0.02          0.00           4.93
--------------------------------------------------------------------------------------------------------------------
11/30/89                 11.88             12.11            0.86               0.00          0.00           9.43
--------------------------------------------------------------------------------------------------------------------
Inception*-11/30/88      11.40             11.88            0.82               0.06          0.00          12.25+
====================================================================================================================
Total                                                      $6.94              $0.25         $0.05
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance--Class B Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                        -------------------------
                        Beginning           End           Income          Capital Gain      Return         Total
Year Ended               of Year          of Year        Dividends        Distributions   of Capital      Returns(1)
====================================================================================================================
11/30/96                $12.96            $12.99           $0.61              $0.00          $0.00          5.14%
--------------------------------------------------------------------------------------------------------------------
11/30/95                 11.35             12.96            0.63               0.00           0.00         20.15
--------------------------------------------------------------------------------------------------------------------
11/30/94                 13.26             11.35            0.64               0.06           0.00         (9.50)
--------------------------------------------------------------------------------------------------------------------
11/30/93                 12.63             13.26            0.68               0.07           0.00         11.09
--------------------------------------------------------------------------------------------------------------------
Inception*-11/30/92      12.52             12.63            0.05               0.00           0.00          1.29+
====================================================================================================================
Total                                                      $2.61              $0.13          $0.00
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance--Class C Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                        -------------------------
                        Beginning           End           Income          Capital Gain      Return         Total
Year Ended               of Year          of Year        Dividends        Distributions   of Capital      Returns(1)
====================================================================================================================
11/30/96                $12.95            $12.98           $0.60            $0.00           $0.00            5.09%
--------------------------------------------------------------------------------------------------------------------
11/30/95                 11.35             12.95            0.63             0.00            0.00           20.04
--------------------------------------------------------------------------------------------------------------------
Inception*-11/30/94      11.34             11.35            0.04             0.00            0.00            0.40+
====================================================================================================================
Total                                                      $1.27            $0.00           $0.00
====================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------



                                     Without Sales Charge(1)
                                  -----------------------------
                                  Class A    Class B    Class C
===============================================================
Year Ended 11/30/96                5.65%      5.14%      5.09%
---------------------------------------------------------------
Five Years Ended 11/30/96          7.36        N/A        N/A
---------------------------------------------------------------
Inception* through 11/30/96        8.36       6.38      12.17
===============================================================

                                     Without Sales Charge(2)
                                  -----------------------------
                                  Class A    Class B    Class C
===============================================================
Year Ended 11/30/96                1.42%      0.64%      4.09%
---------------------------------------------------------------
Five Years Ended 11/30/96          6.49        N/A        N/A
---------------------------------------------------------------
Inception* through 11/30/96        7.87       6.18      12.17
===============================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                          Without Sales Charge(1)
=================================================================
Class A (Inception* through 11/30/96)           105.11%
-----------------------------------------------------------------
Class B (Inception* through 11/30/96)            28.64
-----------------------------------------------------------------
Class C (Inception* through 11/30/96)            26.66
=================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
              the Smith Barney Massachusetts Municipals Fund vs.
                     Lehman Municipal Bond Fund Index and
                 Lipper Massachusetts Municipal Fund Average+
--------------------------------------------------------------------------------
                         December 1987--November 1996


                                  [GRAPHIC]


                  Smith Barney    Lehman Municipal  Lipper Massachusetts
                  Massachusetts   Bond Fund Index   Municipal Fund Average
                     Fund

12/21/87            $ 9,596         $10,000               $10,000
11/88                10,772          10,904                10,969
11/89                11,787          12,106                12,011
11/90                12,368          13,038                12,722
11/91                13,799          14,376                14,083
11/92                15,187          15,818                15,528
11/93                16,970          17,571                17,341
11/94                15,431          16,649                16,105
11/95                18,629          19,797                19,081
11/30/96             19,682          20,959                20,045

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 21, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The Lehman Municipal Bond Fund Index is a broad based, total return index comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than two years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Fund Average is composed of the Fund's peer group of mutual funds (50 funds as of November 30, 1996). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1996
--------------------------------------------------------------------------------

Industry Breakdown

[GRAPHIC]

                                                            Percentage of
Industry                                                  Total Investments
===========================================================================
Water and Sewer                                                  8.6%
Housing: Multi-Family                                            7.0
Housing: Single-Family                                           6.6
Hospitals                                                       22.5
Short-Term                                                       0.2
Miscellaneous                                                    2.2
Education                                                       17.7
Utilities                                                        4.0
Industrial Development                                           1.6
Transportation                                                   3.3
Pollution Control                                                4.5
General Obligation                                              21.8
===========================================================================

Summary of Investments by Combined Ratings


                                  Standard &    Percentage of
Moody's        and/or               Poor's    Total Investments
---------------------------------------------------------------
      Aaa                             AAA           53.8%
      Aa                              AA            12.4
      A                               A             17.6
      Baa                             BBB           12.6
      Ba                              BB             1.1
      B                               B              1.5
      NR                              NR             1.0
                                                   -----
                                                   100.0%
                                                   =====

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING                   SECURITY                                  VALUE
========================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
Education -- 17.7%
                      Boston Financing Authority, IDR, College of Pharmacy,
                        Project A, CONNIE LEE-Insured:
$   750,000   AAA         5.250% due 10/1/14                                  $  723,750
  1,000,000   AAA         5.250% due 10/1/26                                     950,000
  1,425,000   AAA     Chelsea (School Project), AMBAC-Insured,
                        6.000% due 6/15/14                                     1,512,281
    185,000   A       Massachusetts Educational Loan Authority, Issue D,
                        Series A, 7.650% due 1/1/07 (a)                          192,631
                      Massachusetts State Health & Educational Facilities
                        Authority Revenue:
    430,000   AAA         Community College Program, Series A,
                          CONNIE LEE-Insured, 6.600% due 10/1/22                 448,275
  1,000,000   AAA       Series G, MBIA-Insured, 5.375% due 7/1/24                970,000
                        Suffolk University, Series B, CONNIE LEE-Insured:
    200,000   AAA         6.250% due 7/1/12                                      207,500
  1,850,000   AAA         6.350% due 7/1/22                                    1,921,681
                      Massachusetts State Industrial Finance Agency Revenue:
    750,000   A*        Clark University, Series E, 7.000% due 7/1/12            812,813
                        MBIA-Insured:
  1,000,000   AAA         Assumption College Issue, 6.000% due 7/1/26          1,023,750
  1,000,000   AAA         College of The Holy Cross, 5.625% due 3/1/26         1,007,500
    500,000   AAA     Southeastern Massachusetts University, Series A,
                        AMBAC-Insured, 5.900% due 5/1/12                         519,375
----------------------------------------------------------------------------------------
                                                                              10,289,556
----------------------------------------------------------------------------------------
General Obligation -- 21.8%
    700,000   AAA     Boston GO, Series A, AMBAC-Insured, 6.500% due 7/1/12      762,125
    250,000   A-      Brockton Utility GO, 6.125% due 6/15/18                    259,063
    920,000   AAA     Dedham-Westwood Water District, Refunding Bonds,
                        MBIA-Insured, 5.100% due 10/15/12                        891,250
    500,000   AAA     Fall River GO, MBIA-Insured, 7.200% due 6/1/10             556,875
    556,875
    500,000   AAA     Gloucester GO, Municipal Purpose Loan, FSA-Insured,
                        5.500% due 11/15/13                                      504,375
    250,000   AAA     Groveland GO, AMBAC-Insured, 6.850% due 6/15/06            275,625
  1,000,000   AAA     Haverhill Revenue Bonds, Series A, AMBAC-Insured,
                        6.700% due 9/1/10                                      1,085,000
    500,000   AAA     Holyoke GO, Series B, FSA-Insured, 6.125% due 8/1/13       532,500
                      Lowell GO:
                        AMBAC-Insured:
    500,000   AAA         6.000% due 8/1/13                                      528,750
    500,000   AAA         6.000% due 8/1/14                                      526,250
    250,000   AAA       Series B, FSA-Insured, 5.600% due 11/1/12                252,813
    250,000   AAA     Mansfield GO, AMBAC-Insured, 6.700% due 1/15/11            272,813
    500,000   AAA     Massachusetts State Health & Educational Facilities
                        Authority Revenue, Capital Asset Program, Series F,
                        MBIA-Insured, 7.300% due 10/1/18                         549,375

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                    SECURITY                                       VALUE
=============================================================================================
General Obligation -- 21.8% (continued)
$   610,000   AAA     New Bedford Massachusetts, FSA-Insured, 5.625% due 10/1/16   $  616,863
    250,000   AAA     North Reading GO, MBIA-Insured, 6.875% due 6/15/07              273,750
  1,000,000   AAA     Northhampton GO, MBIA-Insured, 5.750% due 5/15/16             1,030,000
    795,000   A-      Plymouth County GO, COP, Series A, 6.750% due 10/1/04           881,456
    200,000   A       Puerto Rico Commonwealth GO, 8.000% due 7/1/08                  214,250
    500,000   AAA     Revere Municipal Purpose Loan, FSA-Insured,
                        6.125% due 6/15/13                                            529,375
    500,000   AAA     Salem GO, AMBAC-Insured, 6.800% due 8/15/10                     553,750
    750,000   Baa*    Springfield GO, School Project Loan, Series B,
                        7.100% due 9/1/11                                             859,688
                      Virgin Islands Public Finance Authority Revenue, Series A,
                        Matching Funds Loan Note, Marine Midland:
     15,000   AAA         Escrowed to Maturity with U.S. Government
                            Securities, 7.300% due 10/1/18                             18,413
    110,000   AAA         Pre-Refunded--Escrowed with U.S. Government
                            Securities to 10/1/00 Call @ 101,
                            7.300% due 10/1/18                                        123,338
    485,000   AAA     Webster GO, AMBAC-Insured, 6.700% due 9/1/10                    525,013
---------------------------------------------------------------------------------------------
                                                                                   12,622,710
---------------------------------------------------------------------------------------------
Hospitals -- 22.5%
  1,750,000   Aa*     Boston Revenue Refunding Bonds, Boston City Hospital,
                        FHA-Insured, 5.750% due 2/15/23                             1,741,250
  1,000,000   AAA     Massachusetts General Hospital, Series F,
                        AMBAC-Insured, 6.250% due 7/1/20                            1,036,250
                      Massachusetts State Health & Educational Facilities
                        Authority Revenue:
    750,000   A*          Addison Gilbert Hospital, Series C,
                            5.750% due 7/1/23                                         735,938
    250,000   A           Beth Israel Hospital, Series E, 7.000% due 7/1/14           265,625
  1,000,000   A           Brockton Hospital, Series B, 8.100% due 7/1/13            1,036,150
    750,000   Ba1*        Central New England Health Systems, Series A,
                            6.300% due 8/1/18                                         652,500
  1,000,000   BBB+        Faulkner Hospital, Series C, 6.000% due 7/1/13              988,750
    500,000   A-      Melrose-Wakefield Healthcare, Series C,
                        6.000% due 7/1/12                                             508,125
                      Morton Hospital & Medical Center, Series B,
                        CONNIE LEE-Insured:
  1,000,000   AAA         5.250% due 7/1/14                                           963,750
    500,000   AAA         5.500% due 7/1/23                                           481,250
  1,000,000   AAA       Regular Linked Stars & Cars, AMBAC-Insured,
                          6.550% due 6/23/22                                        1,090,000
  1,000,000   B         Saints Memorial Medical Center, Series A,
                          6.000% due 10/1/23                                          853,750
    750,000   AAA       South Shore Hospital, Series E, MBIA-Insured,
                          5.500% due 7/1/20                                           741,563

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                    SECURITY                                       VALUE
=============================================================================================
Hospitals -- 22.5% (continued)
$   600,000   AAA     University of Massachusetts Medical Center,
                        CONNIE LEE-Insured, 6.000% due 7/1/23                     $   607,500
    700,000   AAA     Valley Regional Health System, Series C,
                        CONNIE LEE-Insured, 7.000% due 7/1/06                         815,500
    500,000   AAA     Winchester Hospital, Series D, CONNIE LEE-Insured,
                        5.750% due 7/1/14                                             500,625
---------------------------------------------------------------------------------------------
                                                                                   13,018,526
---------------------------------------------------------------------------------------------
Housing: Multi-Family -- 7.0%
  1,000,000   AAA     Framingham Housing Authority Mortgage Revenue, Beaver
                        Terrace Apartments, Series A, GNMA-Collateralized,
                        6.650% due 2/20/32                                          1,028,750
                      Massachusetts State HFA:
  1,120,000   A+        Housing Project, Series A, 6.375% due 4/1/21                1,141,000
  1,000,000   AAA       Rental Mortgage, Series E, AMBAC-Insured,
                          6.000% due 7/1/37 (a)                                       998,750
    795,000   BBB     Puerto Rico Commonwealth, Urban Renewal & Housing
                        Corp. Refunding Bonds, 7.875% due 10/1/04                     875,494
---------------------------------------------------------------------------------------------
                                                                                    4,043,994
---------------------------------------------------------------------------------------------
Housing: Single-Family -- 6.6%
                      Massachusetts State HFA, Housing Revenue,
                        Single-Family Housing:
    100,000   Aa*         Series 5, 8.375% due 6/1/15                                 103,173
    945,000   AAA         Series 14, FHA-Insured, 7.700% due 12/1/14                  992,250
    600,000   Aa*         Series 18, 7.350% due 12/1/16                               638,250
  1,000,000   Aa*         Series 31, 6.450% due 12/1/16 (b)                         1,037,500
  1,000,000   Aa*         Series 38, 7.200% due 12/1/26 (a)                         1,068,750
---------------------------------------------------------------------------------------------
                                                                                    3,839,923
---------------------------------------------------------------------------------------------
Industrial Development -- 1.6%
                      Massachusetts State Industrial Finance Agency:
    100,000   AAA       IDR, Guaranteed Loan Program, Series A, 7.875% due
                          5/1/07 (Mandatory Put 5/1/97 @ 100) (a)                     102,000
                        Resource Recovery Revenue, Series A:
    250,000   BBB         Refusetech Inc. Project, 6.300% due 7/1/05                  264,063
    500,000   NR          S.E. Massachusetts Project, 9.000% due 7/1/15               567,500
---------------------------------------------------------------------------------------------
                                                                                      933,563
---------------------------------------------------------------------------------------------
Miscellaneous -- 2.2%
    500,000   A+      Massachusetts State Convention Center Authority, Boston
                        Common Parking Garage, Series A, 5.375% due 9/1/13            491,250
    250,000   AAA     Massachusetts State Industrial Finance Agency Revenue,
                        Concord Academy, FSA-Insured, 6.900% due 9/1/21               274,063
    500,000   BB+     Puerto Rico Port Authority Revenue, Special Facilities,
                        American Airlines, Series A, 6.300% due 6/1/23 (a)            515,625
---------------------------------------------------------------------------------------------
                                                                                    1,280,938
---------------------------------------------------------------------------------------------

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                    SECURITY                                       VALUE
=============================================================================================
Pollution Control -- 4.5%
$ 1,000,000   Baa2*   Massachusetts State Industrial Finance Agency,
                        PCR, (Eastern Edison Co. Project), Series E,
                        5.875% due 8/1/08                                         $   991,250
  1,500,000   Aa*     Massachusetts State Water Pollution, Series A,
                        6.375% due 2/1/15                                           1,605,000
     30,000   A1*     Springfield Industrial Development Finance Authority, PCR,
                        (Monsanto Company Project), 9.100% due 11/1/04                 33,713
---------------------------------------------------------------------------------------------
                                                                                    2,629,963
---------------------------------------------------------------------------------------------
Short-Term(c) -- 0.2%
    100,000   P-1*    Massachusetts State Health & Educational Facilities
                        Authority Revenue, 3.400% due 1/1/35                          100,000
---------------------------------------------------------------------------------------------
Transportation -- 3.3%
    750,000   BBB     Guam Airport Authority Revenue, Series A,
                        6.500% due 10/1/23                                            779,063
  1,065,000   A+      Massachusetts Bay Transportation Authority, Series C,
                        6.100% due 3/1/23                                           1,114,256
---------------------------------------------------------------------------------------------
                                                                                    1,893,319
---------------------------------------------------------------------------------------------
Utilities -- 4.0%
    300,000   AAA     Lynn Water & Sewer Commission, General Revenue,
                        FGIC-Insured, 5.500% due 12/1/10                              303,000
  2,000,000   BBB+    Massachusetts Municipal Wholesale Electric Company,
                        Power Supply Revenue, Series D, 6.125% due 7/1/19           2,037,500
---------------------------------------------------------------------------------------------
                                                                                    2,340,500
---------------------------------------------------------------------------------------------
Water & Sewer -- 8.6%
                      Massachusetts State Water Resource Authority:
  1,000,000   AAA       Series A, FGIC-Insured, 5.500% due 11/1/21                    995,000
                        Series B:
  1,000,000   AAA         MBIA-Insured, 5.500% due 3/1/17                             996,250
  1,420,000   A           6.250% due 11/1/10                                        1,510,525
  1,000,000   A           5.500% due 3/1/17                                           991,250
    500,000   AAA     South Essex Sewer District, Series B, MBIA-Insured,
                        5.250% due 6/15/24                                            484,375
---------------------------------------------------------------------------------------------
                                                                                    4,977,400
---------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $55,878,045**)                                     $57,970,392
=============================================================================================

(a) Income from this is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Security segregated by Custodian for open purchase commitment.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 12 and 13 for definitions of ratings and certain security descriptions.

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's--Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA       --    Bonds rated "AAA" have the highest rating assigned by Standard &
                Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A         --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB        --    Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B         --    Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's   --    Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa       --    Bonds that are rated "Aaa" are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        --    Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A         --    Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa       --    Bonds that are rated "Baa" are considered as medium grade
                obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        --    Bonds that are rated "Ba" are judged to have speculative
                elements; their future cannot be considered as well assured.
                Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR        --    Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1      --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1       --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1    --    Moody's highest rating for issues having a demand feature--VRDO.

P-1       --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG      --   Association of Bay Area Governors
AIG       --   American International Guaranty
AMBAC     --   American Municipal Bond Assurance Corporation
BAN       --   Bond Anticipation Notes
BIG       --   Bond Investors Guaranty
CGIC      --   Capital Guaranty Insurance
CONNIE LEE--   College Construction Loan Insurance Association
COP       --   Certificate of Participation
EDA       --   Economic Development Authority
ETM       --   Escrowed To Maturity
FLAIRS    --   Floating Adjustable Interest Rate Securities
FGIC      --   Financial Guaranty Insurance Company
FHA       --   Federal Housing Administration
FHLMC     --   Federal Home Loan Mortgage Corporation
FNMA      --   Federal National Mortgage Association
FRTC      --   Floating Rate Trust Certificates
FSA       --   Federal Savings Association
GNMA      --   Government National Mortgage Association
GIC       --   Guaranteed Investment Contract
GO        --   General Obligation
HDC       --   Housing Development Corporation
HFA       --   Housing Finance Authority
IDA       --   Industrial Development Authority
IDB       --   Industrial Development Board
IDR       --   Industrial Development Revenue
INFLOS    --   Inverse Floaters Company
ISD       --   Independent School District
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors Assurance Corporation
MVRICS    --   Municipal Variable Rate lnverse Coupon Security
PCR       --   Pollution Control Revenue
PSF       --   Permanent School Fund
RAN       --   Revenue Anticipation Notes
RIBS      --   Residual Interest Bonds
RITES     --   Residual Interest Tax-Exempt Securities
TAN       --   Tax Anticipation Notes
TECP      --   Tax-Exempt Commercial Paper
TOB       --   Tender Option Bonds
TRAN      --   Tax and Revenue Anticipation Notes
SYCC      --   Structured Yield Curve Certificate
GNMA      --   Government National Mortgage Association
VA        --   Veterans Administration
VRDD      --   Variable Rate Daily Demand
VRWE      --   Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1996
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost--$55,878,045)                       $57,970,392
  Cash                                                                 90,181
  Interest receivable                                               1,116,436
  Receivable for Fund shares sold                                     214,596
  Receivable for securities sold                                       15,000
------------------------------------------------------------------------------
  Total Assets                                                     59,406,605
------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                    97,585
  Investment advisory fees payable                                     38,398
  Administration fees payable                                          24,905
  Payable for Fund shares purchased                                     7,349
  Distribution fees payable                                             5,880
  Accrued expenses                                                     70,001
------------------------------------------------------------------------------
  Total Liabilities                                                   244,118
------------------------------------------------------------------------------
Total Net Assets                                                  $59,162,487
==============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                           $4,554
  Capital paid in excess of par value                              57,299,077
  Undistributed net investment income                                  23,502
  Accumulated net realized loss on security transactions             (256,993)
  Net unrealized appreciation of investments                        2,092,347
------------------------------------------------------------------------------
Total Net Assets                                                  $59,162,487
==============================================================================
Shares Outstanding:
  Class A                                                           2,317,071
------------------------------------------------------------------------------
  Class B                                                           2,223,027
------------------------------------------------------------------------------
  Class C                                                              13,827
------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                       $12.99
------------------------------------------------------------------------------
  Class B*                                                             $12.99
------------------------------------------------------------------------------
  Class C**                                                            $12.98
------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)            $13.53
==============================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
 INVESTMENT INCOME:
   Interest                                                        $  3,477,937
--------------------------------------------------------------------------------
 EXPENSES:
   Distribution fees (Note 4)                                           228,100
   Investment advisory fees (Note 4)                                    170,838
   Administration fees (Note 4)                                         113,892
   Audit and legal                                                       42,100
   Shareholder communications                                            28,500
   Shareholder and system servicing fees                                 27,500
   Registration fees                                                     19,500
   Trustees' fees                                                        13,000
   Pricing service fees                                                  12,395
   Custody                                                                3,000
   Other                                                                  1,800
--------------------------------------------------------------------------------
   Total Expenses                                                       660,625
   Less: Investment advisory and administration fee waiver (Note 4)     (60,215)
--------------------------------------------------------------------------------
   Net Expenses                                                         600,410
--------------------------------------------------------------------------------
 Net Investment Income                                                2,877,527
--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            12,943,382
      Cost of securities sold                                        12,609,094
--------------------------------------------------------------------------------
   Net Realized Gain                                                    334,288
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                               2,282,929
      End of year                                                     2,092,347
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (190,582)
--------------------------------------------------------------------------------
Net Gain on Investments                                                 143,706
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,021,233
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets           For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                                1996             1995
==========================================================================================
OPERATIONS:
  Net investment income                                       $ 2,877,527      $ 2,826,954
  Net realized gain (loss)                                        334,288         (145,044)
  Increase (decrease) in net unrealized appreciation             (190,582)       7,360,473
------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                        3,021,233       10,042,383
------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM (NOTE 3):
   Net investment income                                       (2,854,025)      (2,792,554)
   Overdistribution of net investment                              --              (99,356)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                             (2,854,025)      (2,891,910)
------------------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sales of shares                            7,320,630        7,850,525
   Net asset value of shares issued
     for reinvestment of dividends                              1,741,106        1,841,633
   Cost of shares required                                     (8,097,290)      (9,799,797)
------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Fund Share Transactions                                  964,446         (107,639)
------------------------------------------------------------------------------------------
 Increase in Net Assets                                         1,131,654        7,042,834
 NET ASSETS:
   Beginning of year                                           58,030,833       50,987,999
------------------------------------------------------------------------------------------
   End of year*                                               $59,162,487      $58,030,833
==========================================================================================
 *     Includes undistributed net investment income of:       $    23,502               --
==========================================================================================

                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

  1. SIGNIFICANT ACCOUNTING POLICIES

  Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

  The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates market value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  2. FUND CONCENTRATION

  Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

  3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

  Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

  4. Investment Advisory Agreement, Administration Agreement and Other Transactions

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM a fee calculated at the annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1996, the Fund waived $36,129 of its investment advisory fees.

  SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. For the year ended November 30, 1996, the Fund waived $24,086 of its administration fees.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the year ended November 30, 1996, SB received sales charges of approximately $45,000 on sales of the Fund's Class A shares.

  There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended November 30, 1996, CDSCs paid to SB were approximately:

                                                      Class B        Class C
============================================================================
CDSCs                                                 $56,000        $ 1,000
============================================================================

  Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rates of 0.50% and 0.55%, respectively, of the average daily net assets of each class, respectively. For the year ended November 30, 1996, total Distribution Plan fees incurred were:

                                                Class A    Class B    Class C
=============================================================================
Distribution Plan Fees                          $42,635   $184,536       $929
=============================================================================

  All officers and one Trustee of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

  5. INVESTMENTS

  For the year ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

====================================================================
Purchases                                                $13,814,282
--------------------------------------------------------------------
Sales                                                     12,943,382
====================================================================

  At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

====================================================================
Gross unrealized appreciation                            $2,414,190 *
Gross unrealized depreciation                              (321,843)*
--------------------------------------------------------------------
Net unrealized appreciation                              $2,092,347 *
====================================================================
* Substantially the same for Federal income tax purposes.

  6. CAPITAl LOSS CARRYFORWARDS

  At November 30, 1996, the Fund had, for Federal income tax purposes, approximately $257,00 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

  The amount and year of the expiration for each carryforward loss is indicated below:

                                               11/30/02         11/30/03
========================================================================
Carryforward Amounts                           $112,000         $145,000
========================================================================

  7. SHARES Of BENEFICIAl INTEREST

  As of November 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

  At November 30, 1996, total paid-in capital amounted to the following for each class:

                                 Class A       Class B        Class C
=====================================================================
Total Paid-in Capital          $28,323,576   $28,810,509     $169,546
=====================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:


                                        Year Ended              Year Ended
                                     November 30, 1996       November 30, 1995
                                   ---------------------   -----------------------
                                   Shares       Amount      Shares       Amount
==================================================================================
 CLASS A
 Shares sold                       317,805   $ 4,035,583    203,917    $ 2,524,279
 Shares issued on reinvestment      71,804       914,776     82,621      1,022,258
 Shares redeemed                  (322,075)   (4,102,582)  (472,105)    (5,793,837)
----------------------------------------------------------------------------------
 Net Increase (Decrease)            67,534   $   847,777   (185,567)   $(2,247,300)
==================================================================================
 CLASS B
 Shares sold                       244,909   $ 3,128,220    421,164    $ 5,187,847
 Shares issued on reinvestment      64,621       823,030     65,930        817,336
 Shares redeemed                  (303,544)   (3,868,914)  (321,620)    (3,925,753)
----------------------------------------------------------------------------------
 Net Increase                        5,986   $    82,336    165,474    $ 2,079,430
==================================================================================
 CLASS C
 Shares sold                        12,355   $   156,827     11,151    $   138,399
 Shares issued on reinvestment         260         3,300        166          2,039
 Shares redeemed                   (10,031)     (125,794)    (6,691)       (80,207)
----------------------------------------------------------------------------------
 Net Increase                        2,584   $    34,333      4,626    $    60,231
==================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                1996    1995    1994     1993(1)   1992
=====================================================================================
Net Asset Value,
  Beginning of Year                          $12.96   $11.35  $13.26  $12.63   $12.28
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (2)                    0.68     0.69    0.70    0.72     0.77
  Net realized and unrealized gain (loss)      0.02     1.61   (1.85)   0.72     0.43
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.70     2.30   (1.15)   1.44     1.20
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.67)   (0.68)  (0.69)  (0.73)   (0.77)
  Overdistribution of net
    investment income                            --    (0.01)  (0.01)  (0.01)      --
  Net realized gains                             --       --   (0.06)  (0.07)   (0.04)
  Capital                                        --       --      --      --    (0.04)
-------------------------------------------------------------------------------------
Total Distributions                           (0.67)   (0.69)  (0.76)  (0.81)   (0.85)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.99   $12.96  $11.35  $13.26   $12.63
-------------------------------------------------------------------------------------
Total Return                                   5.65%   20.73%  (9.07)% 11.74%   10.06%
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $30,109  $29,159 $27,634 $32,592  $27,354
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses (2)                                  0.80%    0.83%   0.81%   0.82%    0.71%
 Net investment income                         5.32     5.42    5.55    5.49     6.12
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%      10%     37%     10%      73%
=====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for this year since use of the undistributed method does not accord with results of operations.

(2) The investment adviser waived all or part of its fees for the five years ended November 30, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                    Per Share Decreases                           Expense Ratios
                  to Net Investment Income                     Without Fee Waivers
            ------------------------------------        ----------------------------------
            1996     1995    1994   1993    1992        1996    1995   1994   1993    1992
            ----     ----    ----   ----    ----        ----    ----   ----   ----    ----
Class A     $0.01   $0.03   $0.04  $0.05   $0.08        0.91%   1.07%  1.09%  1.18%   1.32%

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                1996     1995      1994       1993     1992(1)
==============================================================================================
Net Asset Value,
  Beginning of Year                           $ 12.96  $ 11.35   $ 13.26    $ 12.63  $12.52
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (2)                      0.61     0.63      0.63       0.66    0.06
  Net realized and unrealized gain (loss)        0.03     1.61     (1.84)      0.72    0.10
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.64     2.24     (1.21)      1.38    0.16
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.61)   (0.62)    (0.63)     (0.67)  (0.05)
  Overdistribution of net
    investment income                              --    (0.01)    (0.01)     (0.01)     --
  Net realized gains                               --       --     (0.06)     (0.07)     --
----------------------------------------------------------------------------------------------
Total Distributions                             (0.61)   (0.63)    (0.70)     (0.75)  (0.05)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 12.99  $ 12.96   $ 11.35    $ 13.26  $12.63
-----------------------------------------------------------------------------------------------
Total Return                                     5.14%   20.15%    (9.50)%    11.09%   1.29%+++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $28,874  $28,726   $23,279    $22,317  $2,938
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                   1.31%    1.35%     1.32%      1.31%   1.34%+
  Net investment income                          4.81     4.94      5.04       4.99    5.49+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            23%      10%       37%        10%     73%
===============================================================================================

(1)  For the period from November 6, 1992 (inception date) to November 30, 1992.
(2) The investment adviser has waived all or part of its fees for the four years ended November 30, 1996 and the period ended November 30, 1992. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                    Per Share Decreases                           Expense Ratios
                  to Net Investment Income                     Without Fee Waivers
            ------------------------------------        ----------------------------------
            1996     1995    1994   1993    1992        1996    1995   1994   1993    1992
            ----     ----    ----   ----    ----        ----    ----   ----   ----    ----
Class B     $0.01    $0.04   $0.03  $0.05   $0.01       1.42%   1.59%  1.60%  1.68%   1.94%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                1996            1995           1994(1)
====================================================================================
Net Asset Value, Beginning of Year            $12.95          $11.35         $11.34
-----------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                     0.60            0.63           0.05
  Net realized and unrealized gain              0.03            1.60             --
-----------------------------------------------------------------------------------
Total Income From Operations                    0.63            2.23           0.05
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.60)          (0.63)         (0.04)
  Overdistribution of net investment income       --           (0.00)*        (0.00)*
-----------------------------------------------------------------------------------
Total Distributions                            (0.60)          (0.63)         (0.04)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                  $12.98          $12.95         $11.35
-----------------------------------------------------------------------------------
Total Return                                    5.09%          20.04%          0.40%+++
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $  179          $  146         $   75
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                  1.34            1.35           1.36%+
  Net investment income                         4.77            4.65           5.00+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                          23%              10%            37%
===================================================================================

(1)  For the period from November 10, 1994 (inception date) to November 30,
     1994.
(2) The investment adviser has waived all or part of its fees for the two years ended November 30, 1996 and the period ended November 30, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                    Per Share Decreases                           Expense Ratios
                  to Net Investment Income                     Without Fee Waivers
            ------------------------------------        ----------------------------------
            1996             1995           1994        1996           1995           1994
            ----             ----           ----        ----           ----           ----
Class C     $0.01            $0.04          $0.00*      1.44%          1.58%          1.63%+

*    Amount represents less than $0.01 per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

  For the year ended November 30, 1996, 100% of the dividends paid by the Smith Barney Massachusetts Municipals Fund from net investment income were tax-exempt for regular federal income tax purposes.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Massachusetts Municipals Fund as of November 30, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Massachusetts Municipals Fund as of November 30, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                /s/KPMG Peat Marwick LLP


New York, New York
January 10, 1997

SMITH BARNEY
MASSACHUSETTS
MUNICIPALS
FUND


TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.


OFFICERS

Heath B. McLendon
Chief Executive Officer


Jessica Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY

---------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT ADVISER

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Massachusetts Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY MASSACHUSETTS
MUNICIPALS FUND

388 Greenwich Street
New York, New York 10013


FD0302 1/97